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                                                                     EXHIBIT 23

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the incorporation by reference in Registration Statements No. 33-46840, 333-23971, 333-23969, 333-20319 (on Form S-8) and No. 333-08369 (on
Form S-3) of United Parcel Service of America, Inc. of our report dated February 10, 1997, appearing in this Annual Report on Form 10-K of United Parcel Service of America, Inc. for the year ended December 31, 1996.

Deloitte & Touche LLP

Atlanta, Georgia
March 27, 1997